SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
 (Amendment No. 1)

Filed by the Registrant ☐
Filed by a Party other than the Registrant  ☑
Check the appropriate box:
☑      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Joint Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Under Rule 14a-12

PIMCO Income Strategy Fund
PIMCO Income Strategy Fund II

(Name of Registrant as Specified in its Charter) Brigade Leveraged Capital Structures Fund Ltd. Brigade Capital Management, LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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¨
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)	Amount Previously Paid:

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[PRELIMINARY COPY – SUBJECT TO COMPLETION DATED June 1, 2012]

BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.
AND
 BRIGADE CAPITAL MANAGEMENT, LLC

399 Park Avenue, Suite 1600, New York, NY 10022

[●], 2012

Dear Fellow Preferred Shareholder:

Brigade Leveraged Capital Structures Fund Ltd. ("Brigade LCSF") and Brigade Capital Management, LLC ("Brigade CM" and, together with Brigade LCSF, "Brigade") are beneficial owners of Auction Rate Preferred Shares, par value $.00001 per share (the "Preferred Shares") of PIMCO Income Strategy Fund ("PFL") and PIMCO Income Strategy Fund II ("PFN" and, together with PFL, the "Funds"). As of May 31, 2012, we beneficially owned 1,037 PFL Preferred Shares and 1,669 PFN Preferred Shares, making us the second largest holder of Preferred Shares of each of the Funds. We believe that the Funds' current boards of trustees (each, the "Board" and, together, the "Boards") have not acted in the best interests of the shareholders as discussed in further detail in the attached proxy statement. We are therefore seeking your support at the annual meeting of shareholders of each Fund (the "Meeting") scheduled to be held at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2012 at 10:30 A.M., Eastern Time, for the following matters:

1.
to vote "FOR" the election of Neal P. Goldman (the "Nominee") to serve as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to grant authority to vote for each of the Funds' nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

3.	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

        Through the attached proxy statement, Brigade is soliciting proxies to elect not only the Nominee, but also the candidates who have been nominated by PFL and PFN, other than James A. Jacobson and Alan Rappaport. This enables you to use the enclosed proxy card to vote for the total number of trustees up for election at the Meeting. There is no assurance that any of the Funds' nominees will serve as trustees if the Nominee is elected.

        Brigade is not seeking control of the Boards. If elected, the Nominee will represent only one trustee on each of the Boards and there is no guarantee that the Nominee will be able to enhance shareholder value. However, Brigade expects that the Nominee's election to the Boards will send a strong message to the remaining incumbent trustees that the holders of Preferred Shares (the "Preferred Shareholders") are not satisfied with their management of the Funds and their treatment of the Preferred Shareholders, including the 7 month postponement of the Meeting from the anticipated December 2011 date.

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 Brigade urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by signing, dating, and returning the enclosed GREEN proxy card today. If you have already voted for the trustees you have every right to change your vote by signing, dating, and returning a later dated GREEN proxy card or by voting in person at the Meeting. The attached proxy statement and the enclosed GREEN proxy card are first being furnished to the Preferred Shareholders on or about [●], 2012.

Thank you for your support,
/s/ Donald E. Morgan
Donald E. Morgan, III, Director of Brigade Leveraged Capital Structures Fund Ltd. and Managing Member of Brigade Capital Management, LLC

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please call the firm assisting us in the solicitation of proxies, [●], toll free at [—].

Important Notice Regarding the Availability of Proxy Materials for the Meeting

The attached proxy statement and GREEN proxy card are available at the SEC's web site at www.sec.gov or by calling the firm assisting us in the solicitation of proxies, [●], toll free at [—] or contacting [●] at the following address: [—].

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BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD.
BRIGADE CAPITAL MANAGEMENT, LLC

PROXY STATEMENT

[—], 2012

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
 TO BE HELD ON JULY 31, 2012

INTRODUCTION

This proxy statement and accompanying GREEN proxy card are being furnished to the preferred shareholders of PIMCO Income Strategy Fund ("PFL") and PIMCO Income Strategy Fund II ("PFN") (each, a "Fund" and, collectively, the "Funds") by Brigade Leveraged Capital Structures Fund Ltd., a Cayman Islands exempted company ("Brigade LCSF") and Brigade Capital Management, LLC, a Delaware limited liability company ("Brigade CM") (collectively, "Brigade" and sometimes referred to throughout this proxy statement as "we," "our" or "us") in connection with the solicitation of proxies from you, the holders of Auction-Rate Preferred Shares, par value $.00001 per share of PFL and/or PFN (the "Preferred Shares" and, the holders thereof, the "Preferred Shareholders"), in connection with the joint meeting of the holders of common shares of PFL and PFN (the "Common Shares" and, the holders thereof, the "Common Shareholders" and, together with the Preferred Shareholders, the "Shareholders") and the Preferred Shareholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of Shareholders held in lieu thereof (the "Meeting").

The Meeting is scheduled to be held on July 31, 2012, commencing at 10:30 A.M., Eastern Time, at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019. The Board of Trustees of each Fund (each, the "Board" and, together, the "Boards") has fixed the close of business on May 31, 2012 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. This proxy statement and the accompanying GREEN proxy card are first being sent or given to all Preferred Shareholders as of the Record Date on May 31, 2012

We intend to vote all solicited proxies at the Meeting in order to take the following actions:

1.
to vote "FOR" the election of Neal P. Goldman (the "Nominee") to serve as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to grant authority to vote for each of the Funds' nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

3.	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please note that the Board of each Fund is nominating its own trustee nominees for election at the Meeting. Under the proxy rules, we may (i) solicit proxies in support of our Nominee and also (ii) seek authority from you to vote for each Fund's respective nominees, other than those nominees of each Fund that we specify.

As a result, a Preferred Shareholder of each respective Fund may use the GREEN proxy card to vote for our Nominee as well as for those nominees of each Fund that we recommend or, alternatively, to withhold our authority to vote. We have determined to nominate the Nominee for election as a Preferred Shares trustee of each Fund and are seeking authority to vote for each Fund's respective nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board). As a result, should a Shareholder so authorize us on the GREEN proxy card, we would cast votes for our Nominee and all of the Funds' nominees other than James A. Jacobson and Alan Rappaport. None of the respective Fund's nominees for whom we seek authority to vote have agreed to serve with our Nominee, if elected.

WE URGE YOU TO VOTE THE GREEN PROXY CARD
"FOR" NEAL P. GOLDMAN FOR ELECTION AS A PREFERRED SHARES TRUSTEE.

The Shareholders of each Fund are expected to consider and vote on similar matters. Preferred Shareholders of each Fund will vote on the election of the Preferred Shares trustee, the election of three other trustees in the case of PFL and four other trustees in the case of PFN (which, for the avoidance of doubt, are to be elected by the Preferred Shareholders and Common Shareholders voting together as a single class) and on any other matters that properly came before the Meeting or any adjournments or postponements thereof. An unfavorable vote on the election of the Preferred Shares trustee by the Preferred Shareholders of one Fund will not affect the election by the other Fund if the election is approved by the Preferred Shareholders of such other Fund.

Preferred Shareholders of each Fund as of the Record Date will be entitled to one vote per share on each matter on which they are entitled to vote, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of trustees. At the Meeting, the Preferred Shares trustee up for election for each Fund will be voted on exclusively by the Preferred Shareholders of each Fund.  With respect to each other proposal to be brought before the Preferred Shareholders at the Meeting (including the election of the other trustee nominees), the Preferred Shareholders will have equal voting rights (i.e., one vote per share) with such Fund's Common Shareholders and will vote together with such Fund's Common Shareholders as a single class as follows:

PFL:  At the Meeting, the Common and Preferred Shareholders of PFL, voting together as a single class, have the right to vote on the election of Bradford K. Gallagher and Deborah A. DeCotis as trustees of PFL. The Preferred Shareholders of PFL, voting as a separate class, have the right to vote on the election of EITHER Neal P. Goldman or James A. Jacobson as Preferred Shares trustee of PFL.

PFN:  At the Meeting, the Common and Preferred Shareholders of PFN, voting together as a single class, have the right to vote on the election of Bradford K. Gallagher, William B. Ogden, IV and Deborah A. DeCotis as trustees of PFN. The Preferred Shareholders of PFN, voting as a separate class, have the right to vote on the election of EITHER Neal P. Goldman or Alan Rappaport as Preferred Shares trustee of PFN.

According to the Funds' proxy statement (the "Proxy Statement"), on the Record Date for the Meeting, there were 3,159 Preferred Shares of PFL issued and outstanding, 6,440 Preferred Shares of PFN issued and outstanding, [—] Common Shares of PFL issued and outstanding and [—] Common Shares of PFN issued and outstanding. As of May 31, 2012, Brigade LCSF and Brigade CM are the beneficial owners of 1,037 of the Preferred Shares of PFL and Brigade LCSF is the beneficial owner of 1,619 of the Preferred Shares of PFN.  Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and the beneficial owner of 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN. Details of Brigade's ownership of shares are set forth on Annex A attached hereto which is incorporated herein by reference.

For the reasons described in this proxy statement, we are soliciting your vote in an effort to seek new and more effective representation on the Board of each Fund. We believe that the Boards are not acting in the best interests of the Shareholders and urge the Preferred Shareholders to support our cause by voting "FOR" our Nominee.

You may vote by mail by returning a properly executed proxy card or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the trustees listed on the attached notice, your proxy will be voted in favor of the election of all nominees recommended by Brigade. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105; (ii) by properly executing and submitting a later dated proxy vote; or (iii) by attending the Meeting and voting in person. We request that a copy of any revocation be sent to the firm assisting us in the solicitation of proxies, [●], at the following address: [—], so that we may be aware of any revocation of a proxy. Please call 1-800-254-5197 to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the election of trustees set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote on such proposals in their sole discretion.

Brigade will pay all costs of the solicitation of proxies on behalf of Brigade for the Meeting. Any out-of-pocket expenses incurred in connection with the solicitation of votes for the Nominee will be borne by Brigade. Brigade does not intend to seek reimbursement of those costs from the Funds.

This proxy solicitation is being made by Brigade and not on behalf of the Board of each Fund or the management of each Fund.

Brigade urges you to sign, date and return the GREEN proxy card in favor of the election of the Nominee. If you have already signed and returned a proxy card furnished by the Funds, you may revoke that proxy and vote for the proposal described in this proxy statement by signing, dating and returning the enclosed GREEN proxy card. The latest dated proxy is the only one that counts. Any proxy may be revoked at any time before the Meeting by delivering a written notice of revocation or a later dated proxy for the Meeting or by voting in person at the Meeting.

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE FUNDS BY AUTHORIZING A PROXY TO VOTE "FOR" OUR NOMINEE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY CARD TODAY.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW PREFERRED SHARES YOU OWN.

IMPORTANT VOTING INFORMATION

If your Preferred Shares are held in your own name, please authorize a proxy to vote your Preferred Shares by signing and returning the enclosed GREEN proxy card in the postage-paid envelope provided to you by us to 399 Park Avenue, 16th Floor, New York, NY 10022.

If you hold your Preferred Shares in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your Preferred Shares and they can do so only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy card is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy card provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy card.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE FUNDS OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR PREFERRED SHARES AT THE MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE FUNDS OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR PREFERRED SHARES AT THE MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Only the Shareholders of record on the Record Date are entitled to vote at the Meeting.

It is important that your Preferred Shares be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date and sign the GREEN proxy card that has been provided to you by us (and not the proxy card that has been provided to you by the Funds or any other proxy card that has been provided to you) and vote "FOR" the election of Neal P. Goldman and to grant authority to vote for the Fund's nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board). To ensure that your vote is counted, please remember to submit your vote so that it is received by us by July 30, 2012.

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please contact the firm assisting us in the solicitation of proxies: [●] at:

[●]
[Address]
Shareholders May Call Toll-Free: [—]
Banks and Brokers May Call Collect: [—]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe Brigade's objectives, plans or goals are forward-looking. Brigade's forward-looking statements are based on Brigade's current intent, belief, expectations and estimates regarding the Funds and regarding the industry in which they operate. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this proxy statement and the material accompanying this proxy statement.

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a Preferred Shareholder, as well as the answers to those questions. The following is not a substitute for the information contained in this proxy statement. The information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this proxy statement, which we urge you to read carefully and in its entirety.

Who is making this solicitation?

Brigade LCSF is a Cayman Islands exempted company and Brigade CM is a Delaware limited liability company. The principal business of both Brigade LCSF and Brigade CM is to purchase, sell, trade and invest in securities.

The solicitation for election of the Nominee at the Meeting is being made by Brigade. Donald E. Morgan, III, a managing member of Brigade CM and a director of Brigade LCSF, is also a participant in the solicitation. For further information regarding Brigade and Mr. Morgan, please see Annex A attached hereto.

What are we asking you to vote for?

We are asking you to vote on the following actions on the GREEN proxy card:

1.
to vote "FOR" the election of Neal P. Goldman to serve as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, to hold office for the term indicated and until his successor shall have been elected and qualified;

2.
to grant authority to vote for each of the Funds' nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board), each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

3.	to transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Please see the sections entitled "Proposal: Election of Trustees" for a more complete description of the proposal.

Why are we soliciting your vote?

We are initiating this proxy solicitation because we believe that the Boards should take action to immediately redeem the Preferred Shares. In this historically low interest rate environment, Brigade believes that there are a number of attractive financing alternatives to replace the Preferred Shares that the Funds should be exploring and that would be in the Funds' best interests. We have also expressed our concern with respect to the performance, investment strategy, concentration of investments in financial companies and corporate governance policies and practices of the Funds. The Funds, however, have yet to provide substantive responses to any of our concerns. We believe that the Boards are not acting in the best interests of the Shareholders. We further believe that the decision of the Boards of each Fund to delay the date of the Meeting by over seven months without any public explanation for this action and in our view in violation of the Funds' Bylaws is further evidence that the incumbent trustees are not acting in accordance with recognized principles of good corporate governance or in the interests of shareholders.  As a result, we are seeking new and more effective representation on the Boards by nominating the Nominee who we believe has exceptional experience and will bring fresh, independent perspectives and additional insights to the Boards. We urge the Preferred Shareholders to send a message to the Funds by voting "FOR" our Nominee, Neal P. Goldman.

Who is the Nominee?

We are proposing that Neal P. Goldman, our Nominee, be elected as a Preferred Shares trustee of each of the Funds. Set forth below is the age, business address, business experience for the past five years of the Nominee and certain other information with respect to the Nominee. This information has been furnished to us by the Nominee. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that the Nominee should serve as a Preferred Shares trustee for each of the Funds as of the date hereof, in light of the Funds' business and structure.

Name and Principal Business Address	Age	Principal occupation or employment and directorships, in each case during the last 5 years

Neal P. Goldman 399 Park Avenue 16th Floor New York, NY 10022	42
Mr. Goldman is one of the founding partners of Brigade Capital Management, LLC which was formed in 2007. Brigade is an asset management firm specializing in high yield and distressed debt investing with over $9 billion of assets under management. Prior to this, Mr. Goldman was a Managing Director at MacKay Shields, LLC working in the high yield division from 2001-2006. Prior to joining MacKay Shields, Mr. Goldman was a Principal in the Special Situations Group at Banc of America Securities, where he specialized in distressed debt investing. Before Banc of America, Mr. Goldman worked at Salomon Brothers in the Merger and Acquisitions Group and as a Vice President in the High Yield Bond Department. Mr. Goldman has served on several boards including NII Holdings, Inc., a Nasdaq-listed company which provides wireless communication services under the Nextel brand name to businesses and individuals in Mexico, Brazil, Argentina, Peru and Chile. While at NII Holdings, Mr. Goldman served on the company's nominating and compensation committees and helped create hundreds of millions of dollars in shareholder value during his tenure. He has an MBA from the University of Illinois and a BA from the University of Michigan. Mr. Goldman's relevant experience in turnaround management, his valuable financial expertise, familiarity with mergers and acquisitions, capital markets transactions and private equity and his substantial board experience and corporate governance knowledge well qualifies him to serve as Preferred Shares trustee of each of the Funds.

In accordance with each Fund's Amended and Restated Declaration of Trust (the "Declaration"), the trustees of each Fund have been divided into the following three classes: Class I, Class II and Class III. This proxy statement is soliciting proxies to elect the Nominee as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, and to grant authority to vote for each of the Fund's respective nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board). Therefore, should a Preferred Shareholder so authorize us on the GREEN proxy card, we will cast votes for our Nominee as a Preferred Shares trustee and all of the Funds' nominees other than James A. Jacobson and Alan Rappaport. None of the respective Fund's nominees for whom we seek authority to vote have agreed to serve with our Nominee, if elected.

If elected, the Nominee will represent only one trustee on each of the Boards and would not alone be able to adopt resolutions or otherwise cause the Boards to act. However, the Nominee expects to be able to actively engage other trustees on the Boards in full discussion of the issues facing the Funds. By utilizing his experience, the Nominee believes he can effect positive change at the Funds. There is no guarantee that he will be able to enhance Shareholder value.

According to the public filings of each Fund, the corporate governance guidelines of each of the Funds provide that determinations of independence shall be made in accordance with the criteria for independence required by the meaning of "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). We believe the Nominee is independent within the meaning of the corporate governance guidelines of the Funds and the listing standards of the New York Stock Exchange ("NYSE"). In addition, we believe that the Nominee is independent under the heightened independence standards applicable to audit committee members under the rules of the NYSE and the Securities and Exchange Commission (the "SEC"). We do not believe the Nominee is or will be an "interested person" (as defined in the 1940 Act) of either of the Funds because the Nominee does not meet any of the criteria set forth in such definition.

You should refer to the Funds' Proxy Statement and form of proxy distributed by the Funds for the names, backgrounds, qualifications and other information concerning each Fund's nominees.

Who can vote at the Meeting?

The Board of each Fund has fixed the close of business on May 31, 2012 as the Record Date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting, and any adjournments or postponements thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per Common Share and one vote per Preferred Share (together, the "Shares") on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional Shares, with no cumulative voting rights in the election of trustees.

The election of Preferred Shares trustees will be voted on exclusively by the Preferred Shareholders of each Fund. On each other proposal to be brought before the meeting (including the election of the other trustee nominees), such Preferred Shareholders will have equal voting rights (i.e., one vote per Share) with such Fund's Common Shareholders and will vote together with Common Shareholders as a single class.

How do proxies work?

Brigade is asking you to appoint [—] and [—] as your proxy holders to vote your Preferred Shares at the Meeting. You make this appointment by executing the enclosed GREEN proxy card. Giving us your proxy means you authorize the proxy holders to vote your Preferred Shares at the Meeting, according to the directions you provide. Whether or not you are able to attend the Meeting, you are urged to complete the enclosed GREEN proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Meeting will be voted by the proxy holders. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Preferred Shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE PREFERRED SHARES WILL BE VOTED: (1) "FOR" THE ELECTION OF NEAL P. GOLDMAN TO SERVE AS A CLASS II PREFERRED SHARES TRUSTEE OF PFL AND A CLASS I PREFERRED SHARES TRUSTEE OF PFN; (2) "FOR" THE ELECTION OF EACH OF THE FUND'S NOMINEES OTHER THAN JAMES A. JACOBSON (THE CLASS II PREFERRED SHARES TRUSTEE NOMINEE OF THE PFL BOARD) AND ALAN RAPPAPORT (THE CLASS I PREFERRED SHARES TRUSTEE NOMINEE OF THE PFN BOARD) AS TRUSTEES; AND (3) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

We do not know of any other matters to be presented for approval by the Shareholders at the Meeting. Unless you indicate otherwise on the GREEN proxy card, you also authorize your proxy holders to vote your Preferred Shares in their discretion on any matters not known by Brigade at the time this proxy statement was printed and that, under each of the Fund's respective Fourth Amended and Restated Bylaws (the "Bylaws"), may be properly presented for action by the Shareholders at the Meeting.

What is the quorum requirement for the Meeting?

A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Meeting. According to the Funds' Proxy Statement, votes cast by proxy or in person at the Meeting will be counted by persons appointed by PFL and PFN as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast in favor of or in opposition to the proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will not be counted as votes cast. You may either vote for or withhold authority to vote for the Nominee. If you withhold authority to vote, your Shares will only be counted for purposes of establishing a quorum. Your broker is not permitted to vote your Preferred Shares on the proposal to elect the Nominee without receiving instructions from you. If you hold your Preferred Shares in your own name, you must vote such Shares in person or by proxy or they will not be voted.

In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time. Any adjournments with respect to the proposal will require the affirmative vote of a plurality of the Shares of PFL and PFN entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote the proxies that they are entitled to vote. They will vote against any such adjournment those proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

How many Preferred Shares must be voted in favor of the Nominee to elect him?

The election of the Preferred Shares trustees of PFL and PFN to the Board of each Fund will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of the Preferred Shares trustee at the Meeting, in person or by proxy.  "Plurality" means that the individuals receiving the largest number of votes are elected as trustees, up to the maximum number of trustees to be elected.  Accordingly, the Preferred Shares trustee nominee receiving the greatest number of votes cast by the Preferred Shareholders for each respective Fund represented in person or by proxy at the Meeting will be elected as the Preferred Shares trustee for each respective Fund.

What should I do in order to vote for the Nominee?

If your Preferred Shares are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided to you by us to 399 Park Avenue, 16th Floor, New York, NY 10022.

Any Shares held for you in the name of a bank, broker, or other nominee holder on the Record Date can only be voted by the nominee holder in whose name the Shares are held, and only upon receipt of your specific voting instructions. As the beneficial owner, you have the right to tell your nominee holder how to vote the Shares they hold for you. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy card is submitted on your behalf. We urge you to confirm in writing your instructions to the person responsible for your account. Please return every voting instruction card that your bank, broker, or other nominee has provided to you as early as possible to ensure that all of your shares are voted in accordance with your instructions, or contact the person responsible for your account and instruct them to execute and return a GREEN proxy card for your Shares as soon as possible. In the alternative, you may attend the annual meeting and vote your Shares in person. Because you are not the shareholder of record for any Shares held for you by a nominee holder, you must specifically request and obtain a document called a "legal proxy" from your bank, broker or other nominee holder and bring it with you to the Meeting to be able to vote your Shares.

A "broker non-vote" occurs when a broker identified as the record holder of shares is not permitted by the rules of the NYSE to vote on a given item without instruction from the beneficial owner of the shares and when no such instruction has been received. Under the NYSE rules, brokers may vote on "routine" matters (e.g., ratification of auditors) even without instructions from the street name holder.  The election of trustees is not a "routine" matter for purposes of broker voting. If you do not instruct your broker how to vote with respect to that proposal, your broker may not vote with respect to that proposal and your votes will be counted as "broker non-votes." Abstentions and broker non-votes will not be counted as votes cast. To ensure that your vote is counted, please instruct your broker how to vote or submit your vote so that it is received by us no later than July 30, 2012.

YOUR VOTE IS VERY IMPORTANT. If you do not plan on attending the Meeting, we encourage you to read this proxy statement and date, sign and return your completed GREEN proxy card provided to us prior to the Meeting so that your Preferred Shares will be represented and voted in accordance with your instructions. Even if you plan to attend the Meeting in person, we recommend that you authorize a proxy to vote your Preferred Shares in advance as described above so that your vote will be counted if you later decide not to attend the Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than July 30, 2012.

Can I use the GREEN proxy card to vote for any of the Funds' nominees?

Under the proxy rules we may solicit proxies in support of our Nominee and also seek authority to vote for each of the Fund's nominees other than those Fund nominees that we specify.  This allows a Preferred Shareholder of each of the Funds who desires to vote for the complete list of trustee nominees to use the GREEN proxy card to vote for our Nominee as well as each of the Fund's nominees for whom we are seeking authority to vote, other than those nominees as to which the Preferred Shareholder specifically withholds our authority to vote. We have determined to nominate Neal P. Goldman as the Preferred Shares trustee for each of the Funds and are seeking authority to vote for up to all of each of the Fund's respective nominees other than James A. Jacobson (the Class II Preferred Shares trustee nominee of the PFL Board) and Alan Rappaport (the Class I Preferred Shares trustee nominee of the PFN Board). As a result, should a Shareholder so authorize us on the GREEN proxy card, we would cast votes for our Nominee and all of the Funds' nominees other than James A. Jacobson and Alan Rappaport. None of the respective Fund's nominees for whom we seek authority to vote have agreed to serve with our Nominee, if elected.

What is the deadline for submitting proxies?

Proxies can be submitted until the polls are closed at the Meeting. However, to be sure that we receive your proxy in time to utilize it, we request that you provide your proxy to us as early as possible.

How do I revoke a proxy?

Any Preferred Shareholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card sent to you by the Funds. If you are a registered holder of Preferred Shares, you may revoke a previously submitted proxy by:

●	signing, dating and returning the enclosed GREEN proxy card in the postage-paid envelope provided;

●	delivering to the Secretary of the Funds a written notice of revocation at 1345 Avenue of the Americas, New York, NY 10105; or

●	attending the Meeting and voting in person.

Please note, however, that only your last-dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the Meeting as described in this proxy statement. Attending the Meeting alone without taking one of the actions above will not revoke your proxy.

Shareholders who hold their shares in "street name" with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Funds or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to the firm assisting us in the solicitation of proxies, [—], at the following address: [—], so that we may be aware of any revocation of a proxy.

PLEASE DO NOT RETURN ANY PROXY CARD YOU MAY RECEIVE FROM THE FUNDS OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR PREFERRED SHARES AT THE MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A PROXY CARD TO THE FUNDS OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR PREFERRED SHARES AT THE MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO 399 PARK AVENUE, 16TH FLOOR, NEW YORK, NY 10022. ONLY YOUR LAST-DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Brigade?

Brigade will pay all costs of the solicitation of proxies on behalf of Brigade and the other participants described on Annex A attached hereto in connection with the Meeting. Brigade does not intend to seek reimbursement of those costs from the Funds.

Who do I contact if I have any questions or require assistance in voting?

If you have any questions, require assistance in voting your GREEN proxy card, or need additional copies of Brigade's proxy materials, please contact the firm assisting us in the solicitation of proxies: [—] at:

[—]
[Address]
Shareholders May Call Toll-Free: [—]
Banks and Brokers May Call Collect: [—]

YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW PREFERRED SHARES YOU OWN. BRIGADE URGES YOU TO SIGN, DATE, AND RETURN THE ENCLOSED GREEN PROXY CARD TODAY TO VOTE "FOR" THE ELECTION OF OUR NOMINEE AND TO GRANT AUTHORITY TO VOTE FOR THE FUNDS' NOMINEES, OTHER THAN JAMES A. JACOBSON (THE CLASS II PREFERRED SHARES TRUSTEE NOMINEE OF THE PFL BOARD) AND ALAN RAPPAPORT (THE CLASS I PREFERRED SHARES TRUSTEE NOMINEE OF THE PFN BOARD).

BACKGROUND TO AND REASONS FOR SOLICITATION

As of May 31, 2012, Brigade LCSF and Brigade CM are the beneficial owners of 1,037 of the Preferred Shares of PFL.  Brigade LCSF is the beneficial owner of 1,619 of the Preferred Shares of PFN. Brigade CM is the beneficial owner of 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM). This makes Brigade the second largest holder of Preferred Shares of each of the Funds.

We are initiating this proxy solicitation because we believe that the Boards should take action to immediately redeem the Preferred Shares. In this historically low interest rate environment, Brigade believes that there are a number of attractive financing alternatives to replace the Preferred Shares that the Funds should be exploring and that would be in the Funds' best interests.  On July 14, 2011, Brigade CM sent a letter to Mr. Brian Shlissel, the President and Chief Executive Officer of the Funds, requesting a meeting to discuss Brigade CM's concerns regarding the Preferred Shares and to explore these potential financing strategies. A copy of this letter is attached as Exhibit A to Amendment No. 3 to the Schedule 13D, dated as of July 15, 2011.

On September 7, 2011, representatives of Brigade met with Mr. Shlissel and certain other members of the management of the Funds. At this meeting, Brigade presented its view that attractive financing alternatives are available to the Funds to replace the Preferred Shares.  In addition, Brigade expressed concerns with respect to the performance, investment strategy, concentration of investments in financial companies and corporate governance policies and practices of the Funds.  Representatives of each Funds' management did not provide substantive responses during the meeting, stating that Regulation FD precluded them from doing so and that they would take Brigade's views under advisement.

On September 21, 2011, Brigade disclosed on Amendment No. 5 to its Schedule 13D its intention to nominate the Nominee, Neal P. Goldman, at the Meeting.

On October 11, 2011, the Funds issued a press release stating that the 2011 annual meeting was being rescheduled to July 31, 2012, despite prior disclosure in the Funds' 2010 proxy statement (the "2010 Proxy Statement") indicating that the Funds anticipated the 2011 annual meeting of Shareholders would take place in December 2011.  On November 11, 2011, Brigade sent a letter to the Funds stating that the unprecedented 19 month gap between annual meetings of Shareholders violated the Funds' Bylaws and requesting that the seven month delay be reconsidered.   The Funds did not respond to Brigade's letter.  On November 17, 2011, Brigade sent a second letter to the Funds once again seeking an explanation for the seven-month delay.   On November 22, 2011, Brigade received a response from the Funds, stating only that the July 31, 2012 meeting date was in compliance with the Funds' Bylaws and providing no explanation for the delay.

On December 1, 2011, Brigade filed a Verified Complaint against the Funds (the "Complaint") in the Suffolk Superior Court for the Commonwealth of Massachusetts (the "Superior Court") seeking (1) a declaratory judgment that the Funds violated Section 10.2 of the Funds' Bylaws by scheduling the 2011 annual meeting over 19 months after the previous annual meeting of Shareholders, and (2) specific performance and injunctive relief compelling the Funds to hold the 2011 annual meeting for the election of trustees within 12 months of the previous annual meeting of Shareholders, or as soon as practicable.   The matter was accepted by the Business Litigation Session of the Superior Court.  After denial of Brigade's motion for expedited discovery, Brigade and the Funds each filed motions for summary judgment.

On February 17, 2012, the Superior Court granted Brigade's motion for summary judgment and denied the Funds' motion for summary judgment.  The Superior Court held that "[t]he [F]unds' decision to delay the annual shareholder meeting to July 31, 2012 circumvents the purpose of the Bylaws, which is to provide a yearly voice to shareholders.  Sound corporate governance principles require that the Funds enable their shareholders to approve or disapprove the Funds' directions at 'regular meetings of the Shareholders,' which should be held not less than every twelve months.  Delaying the shareholder meeting deprives shareholders such as Brigade of that timely and essential voice."  Accordingly, the Superior Court found for Brigade on both counts of the Complaint, declaring that the Funds' postponement of the 2011 annual meeting "violated § 10.2 of the Funds' Bylaws" and ordering the Funds to "schedule, notice, and hold the annual shareholder meeting for the year 2011 as soon as practicable."  The Court further held that Section 10.2 of the Funds' Bylaws requires the Funds to schedule future annual meetings of Shareholders "in or within twelve months of their last annual shareholder meetings."   The Superior Court entered its holdings in the February 17, 2012 order (the "Order") as a final judgment on February 29, 2012.

On February 28, 2012, the Funds filed a motion with the Superior Court seeking a stay of the Order pending appeal.  The Superior Court denied this motion on March 2, 2012.  On March 6, 2012, the Funds sought a stay of the Order pending appeal in a motion filed with a Single Justice of the Massachusetts Appeals Court (the "Appeal Court").  The Single Justice conducted a hearing on March 13, 2012.  On March 15, 2012, the Single Justice granted the Funds a stay of the Order stating that Brigade was unlikely to succeed on the merits and that the balance of harm did not weigh in Brigade's favor.

The appeal process is continuing with full briefing by the Funds and Brigade.  Oral arguments have not yet been scheduled.

On [●], 2012, the Funds filed a proxy statement pursuant to which the Board of PFL nominated James A. Jacobson for election by Preferred Shareholders of PFL to the Board of PFL as a Class II Preferred Shares trustee and Alan Rappaport for election by Preferred Shareholders of PFN to the Board of PFN as a Class I Preferred Shares trustee.

Brigade believes that the Boards are not acting in the best interests of the Shareholders or consistent with best corporate governance practices.  Accordingly, Brigade is seeking new and more effective representation on the Boards by nominating the Nominee. Brigade also intends to engage in discussions with the other Shareholders and other relevant parties concerning the business, operations, board composition, management, strategy and future plans of the Funds.

AS A RESULT, WE URGE YOU TO VOTE THE GREEN PROXY CARD
"FOR" NEAL P. GOLDMAN AS PREFERRED SHARES TRUSTEE OF PFL AND PFN.

PROPOSAL: ELECTION OF TRUSTEES

According to the Funds' proxy statement, the Board of PFL has nominated Deborah A. DeCotis for election by Shareholders of PFL as Class II trustee and Bradford K. Gallagher for election by Shareholders of PFL as a Class III trustee. The Board of PFN has nominated William B. Ogden, IV for election by Shareholders of PFN as Class I trustee, and Bradford K. Gallagher and Deborah A. DeCotis for election by Shareholders of PFN as Class II trustees. In addition, the Boards have nominated James A. Jacobson for election by Preferred Shareholders of PFL to the Board of PFL as a Class II Preferred Shares trustee and Alan Rappaport for election by Preferred Shareholders of PFN to the Board of PFN as a Class I Preferred Shares trustee. This proxy statement is soliciting proxies to elect Neal P. Goldman as a Class II Preferred Shares trustee of PFL and a Class I Preferred Shares trustee of PFN, and to grant authority to vote for the Funds' nominees other than James A. Jacobson and Alan Rappaport. Therefore, should a Preferred Shareholder so authorize us, we will cast votes for our Nominee and all of the Funds' nominees other than James A. Jacobson and Alan Rappaport. None of the Funds' nominees for whom we seek authority to vote have agreed to serve with our Nominee, if elected.

A trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

PFL.  With respect to PFL, the term of office of the Class II trustees will expire at the Meeting. The term of office of the Class III trustees will expire at the 2012 annual meeting of Shareholders and the term of office of Class I Trustees will expire at the 2013 annual meeting of Shareholders. Consistent with the Fund's Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of trustees to which they have been designated. Therefore, if elected at the Meeting, Deborah A. DeCotis and the Nominee will serve a term consistent with the Class II trustees, which expires at the Fund's 2014 annual meeting and Bradford K. Gallagher will serve a term consistent with the Class III trustees which expires at the Fund's 2012 annual meeting.

PFN.  With respect to PFN, the term of office of the Class I trustees will expire at the Meeting. The term of office of the Class II trustees will expire at the 2012 annual meeting of Shareholders and the term of office of the Class III trustees will expire at the 2013 annual meeting of Shareholders. Consistent with the Fund's Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of trustees to which they have been designated. Therefore, if elected at the Meeting, William B. Ogden, IV and the Nominee will serve a term consistent with the Class I trustees, which expires at the Fund's 2014 annual meeting, and Bradford K. Gallagher and Deborah A. DeCotis will serve a term consistent with the Class II trustees which expires at the Fund's 2012 annual meeting.

BRIGADE RECOMMENDS THAT YOU VOTE "FOR" NEAL P. GOLDMAN AS A CLASS II PREFERRED SHARES TRUSTEE OF PFL AND A CLASS I PREFERRED SHARES TRUSTEE OF PFN.

According to the public filings of each Fund, the corporate governance guidelines of each of the Funds provide that determinations of independence shall be made in accordance with the criteria for independence required by the meaning of "interested person" (as defined in the 1940 Act). We do not believe the Nominee is or will be an "interested person" of either of the Funds because the Nominee does not meet any of the criteria set forth in such definition. We believe the Nominee is independent within the meaning of the corporate governance guidelines of the Funds. In addition, we believe that the Nominee is independent within the meaning of the listing standards of the NYSE and the heightened independence standards applicable to audit committee members under the rules of the NYSE and the SEC.

If the nominees are elected as proposed by Brigade, the Board of each Fund will consist of seven trustees, six of whom will not be "interested persons" of the Fund or Allianz Global Investors Fund Management LLC (the "Manager").

The Nominee understands that, if elected as a Preferred Shares trustee of the Funds, he would have an obligation to act in the best interests of the Funds and the Shareholders in accordance with his duties as a trustee.

Brigade does not expect that the Nominee will be unable to stand for election, but, in the event that he is unable to serve or for good cause will not serve, the Preferred Shares represented by the enclosed GREEN proxy card will be voted for one or more substitute nominees. In addition, Brigade reserves the right to nominate substitute persons if the Funds make or announce any changes to their respective Bylaws or take or announce any other action that has, or if consummated would have, the effect of disqualifying the Nominee. In any such case, Preferred Shares represented by the enclosed GREEN proxy card will be voted for such substitute nominees. Additional nominations made by Brigade are without prejudice to the position of Brigade that any attempt to disqualify the Nominee through amendments of the Bylaws or otherwise constitutes unlawful manipulation of each Fund's corporate machinery.

Information Regarding the Nominee

Information pertaining to the Nominee, including his name, age, present principal occupation, business address, and business experience for the past five years and certain other information, is set forth in the Questions and Answers section of this proxy statement on page 7, which we urge you to read. This information has been furnished to Brigade by the Nominee. Other than as disclosed in this proxy statement, there is no arrangement or understanding between the Nominee and any other persons pursuant to which the Nominee was or is to be selected as a trustee or nominee of each of the Funds.

You should refer to the Funds' Proxy Statement and form of proxy distributed by each Fund for the names, backgrounds, qualifications and other information concerning the Funds' nominees.

Arrangements between Brigade and the Nominee

The Nominee will not receive any compensation from Brigade in consideration of the Nominee's agreement to be a nominee for election to the Board of each Fund or to serve as a Preferred Shares trustee of the Funds, if elected.

Pursuant to the Trustee Nominee Indemnification Agreement entered into between the Nominee and Brigade, Brigade has agreed to indemnify the Nominee against losses incurred in connection with his service as nominee for election as Preferred Shares trustee of the Funds, in connection with the solicitation of proxies in respect thereof, for the Nominee's service as a Preferred Shares trustee if elected (but only to the extent that indemnification is not otherwise available from the Funds), and to reimburse the Nominee for reasonable and documented out-of-pocket travel and related expenses incurred in connection with his activities as Nominee.

The Nominee has executed a written consent agreeing to be a nominee for election as a Preferred Shares trustee of the Funds, to be named as such in this proxy statement and to serve as Preferred Shares trustee if so elected.

Compensation of the Funds' Trustees

If elected to the Boards, the Nominee will not receive any form of compensation from Brigade for serving as a trustee. The Nominee is entitled to receive whatever compensation the Boards have established for trustees who are not directors, officers, partners or employees of the Manager or Pacific Investment Management Company LLC ("PIMCO"), or any entity controlling, controlled by or under common control with the Manager or PIMCO (the "non-affiliated trustees"), unless and until the Boards determine to change such compensation. However, if elected, the Nominee may waive his right to receive any such compensation from the Funds for serving as a trustee. The following discussion summarizes the Funds' compensation and indemnification of trustees based solely on the Funds' public filings.

According to the public filings of the Funds, each trustee who is a non-affiliated trustee receives total annual compensation of $250,000, which is payable quarterly. The Independent Chairman of each of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 per year, payable quarterly. Trustees will also be reimbursed for meeting-related expenses. Each trustee's compensation and other costs of joint meetings are allocated pro rata among the various funds managed by the Manager for which such trustee serves as trustee based on the complexity of issues relating to each such fund and relative time spent by the trustees in addressing them, and secondarily, on each such fund's relative net assets (including assets attributable to any outstanding preferred shares issued by an a closed-end fund managed by the Manager). Trustees do not currently receive any pension or retirement benefits from the Funds or the fund complex (as defined under Item 22(a) of Regulation D of the Securities Exchange Act of 1934, as amended). Brigade is not aware of any other arrangements pursuant to which any trustee of the Funds was to be compensated for services during each Fund's last fiscal year. Brigade disclaims any responsibility for the accuracy of the foregoing information extracted from each Fund's public filings.

The Funds maintain, at their expense, a policy of insurance which insures its trustees. The Declaration of each Fund contains provisions that provide for indemnification of trustees and officers (including persons who serve at each Fund's request as directors, officers or trustees of another organization in which the Fund has an interest as shareholder, creditor or otherwise).

Neither the Nominee nor any of his associates has received any cash compensation, cash bonuses or deferred compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Funds, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended ("Regulation S-K").

The Nominee does not have any position or office with either of the Funds and no occupation or employment with which the Nominee has been involved during the past five years was carried on with the Funds or any corporation or organization that is a parent, subsidiary or other affiliate of the Funds. The Nominee has never served on the Board of PFL or PFN.

Interests of the Nominee

We expect that the Nominee, if elected, will be (i) entitled to receive compensation customarily paid by the Funds to its non-affiliated trustees; (ii) indemnified for service as a trustee of each Fund to the same extent indemnification is provided to the current trustees of each Fund; and (iii) covered by the Funds' trustee liability insurance. However, if elected, the Nominee may waive his right to receive any such compensation from the Funds for serving as a trustee. The Nominee will not waive his right to any indemnification for his service as a trustee of each Fund or to coverage under the Funds' trustee liability insurance.

Other than as described in this proxy statement, none of the persons listed on Annex A attached hereto, including the Nominee, or any associate of the Nominee, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.

The Nominee has furnished the additional information located on Annex A attached hereto with respect to himself to Brigade.

OTHER PROPOSALS

We do not know of any other matters to be presented for approval by the Shareholders at the Meeting. If, however, other matters are properly presented, the persons named in the enclosed GREEN proxy card will vote the Shares represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

SOLICITATION OF PROXIES

Proxies may be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

Brigade has retained [●] to assist with the solicitation of proxies for a fee of $[—]. [—] estimates that approximately [—] of its employees will assist in this proxy solicitation, which they may conduct personally, by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person.

Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Preferred Shares as of the Record Date. We will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Brigade and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Nominee may make solicitations of proxies but will not receive compensation for acting as Nominee.

The entire expense of soliciting proxies for the Meeting by us or on our behalf is being borne by us.  We will not seek reimbursement of those costs from the Funds. The total expenditures incurred by us to date in connection with this solicitation are approximately $100,000. We anticipate that the total expenses that we will incur in furtherance of, or in connection with, the solicitation of proxies for the Meeting will be approximately $[350,000]. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING BRIGADE AND MR. MORGAN

The participants in this proxy solicitation are Brigade and Donald E. Morgan, III, each a beneficial owner of Preferred Shares. Annex A attached hereto includes information pertaining to Brigade and Mr. Morgan, including, as applicable, the name, present principal occupation or employment, business address, and certain other information with respect to Brigade and Mr. Morgan.

CERTAIN RELATIONSHIPS WITH THE FUNDS

The Nominee may be deemed to have an interest in his nomination for election to the Board by virtue of compensation the Nominee is entitled to receive from the Funds as a trustee, if elected to the Board, and as described elsewhere in this proxy satement. However, if elected, the Nominee may waive his right to receive any such compensation from the Funds for serving as a trustee. Except as set forth in this proxy statement or on Annex A attached hereto, there are no interlocking relationships that would have required disclosure under Item 407 of Regulation S-K, had the Nominee been a trustee of the Funds.

As of May 31, 2012, Brigade LCSF is the beneficial owner of 1,037 of the Preferred Shares of PFL and the beneficial owner of 1,619 of the Preferred Shares of PFN, representing approximately 32.8% and 25.1% of the outstanding Preferred Shares, respectively (based on information disclosed in the Funds' Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 31, 2012). Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM), representing approximately 32.8% and 25.9% of the outstanding Preferred Shares, respectively (based on information disclosed in the Funds' Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 31, 2012). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN. The date of purchase, number of Preferred Shares purchased and the price per Preferred Share is set forth in Annex A attached hereto. Other than as disclosed on Annex A attached hereto, Brigade, Mr. Morgan and the Nominee have not effected any transaction in securities of the Funds in the past two years. As of the date hereof, no part of the purchase price or market value of any of the Preferred Shares held by Brigade is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Preferred Shares.

Other than as set forth in this proxy statement or on Annex A attached hereto, after reasonable inquiry, none of Brigade, Mr. Morgan, nor the Nominee, nor any of their respective associates or majority-owned subsidiaries, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Funds' securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this proxy statement or on Annex A attached hereto, after reasonable inquiry, neither Brigade, Mr. Morgan, nor the Nominee, nor any of their respective associates or majority-owned subsidiaries, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Funds or has effected any transaction in securities of the Funds during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Funds or has effected any transaction in securities of any parent or subsidiary of the Funds during the past two years; and (iii) owns any securities of the Funds of record but not beneficially.

Other than as set forth in this proxy statement or on Annex A attached hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Brigade, Mr. Morgan, or the Nominee, or any of their respective associates or majority-owned subsidiaries concerning any merger, consolidation, acquisition, tender offer, election of the Funds' trustees, or the sale of a material amount of the Funds' assets; (ii) none of Brigade, Mr. Morgan, nor the Nominee, nor any of their respective associates or majority-owned subsidiaries, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Funds or any of their executive officers, trustees, controlling persons, affiliates or subsidiaries; and (iii) none of Brigade, Mr. Morgan, nor the Nominee, nor any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Funds' last fiscal year or any currently proposed transactions in which either Fund was or is to be a participant and the amount involved exceeds $120,000.

Other than as set forth in this proxy statement or on Annex A attached hereto, there are no material proceedings to which the Nominee, or any associate of the Nominee, is a party adverse to the Funds or any of their subsidiaries or has a material interest adverse to the Funds or any of their subsidiaries.

There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between the Nominee and any trustee or executive officer of the Funds or any person nominated or chosen by the Funds to become a Trustee or executive officer.

Other than as set forth in this proxy statement or on Annex A attached hereto, neither the Nominee nor any immediate family member (as such term is described in Item 22(a)(viii) of Schedule 14A) of the Nominee has had any positions with entities set forth in Item 22(b)(4)(i) of Schedule 14A.  The Nominee does not beneficially own any equity securities in the Funds or in any registered investment company overseen by the Nominee within the same Family of Investment Companies (as such term is defined in Item 22(a)(iv) of Schedule 14A) as the Funds.  Neither the Nominee nor any of his immediate family members own beneficially or of record any securities, or have, or have had, during the past five years, a direct or indirect interest, the value of which exceeds $120,000, in (i) an investment adviser, principal underwriter, or sponsoring insurance company of the Funds; or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Funds.  Neither the Nominee nor any of his immediate family members since the beginning of the last two completed fiscal years of the Funds, has had any material interest, direct or indirect, or any direct or indirect relationship, in any transaction or series of transactions, in which the amount involved exceeds $120,000 and in which any of the persons listed under Item 22(b)(8) of Schedule 14A is a party. Neither the Nominee nor any immediate family member of the Nominee serves (or has served since the beginning of the last two completed fiscal years of the Funds) on the same board of directors of a company where an officer of an investment adviser, principal underwriter, or sponsoring insurance company of the Funds, or an officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Funds, serves (or has served since the beginning of the last two completed fiscal years of the Funds).

The Nominee is not a current or former officer of the Funds and the Nominee was not an employee of the Funds during fiscal year 2010 or 2011. During fiscal years 2010 and 2011, no executive officer of the Funds served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of trustees) of another entity of which the Nominee was an executive officer.

Please refer to the Funds' Proxy Statement and annual reports for certain information and disclosures required by applicable law. This information and disclosures include, among other things, securities of the Funds held by each Fund's directors, nominees, management and 5% shareholders, certain biographical information on each Fund's trustees and executive officers, information concerning all matters requiring the approval of shareholders, including the election of trustees, information concerning executive compensation, information concerning each Fund's procedures for nominating trustees, information concerning the committees of each Fund's Board and other information concerning each Fund's Board, and procedures for submitting proposals for inclusion in the Funds' Proxy Statement at the next annual meeting. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders must be received by the Funds for inclusion in the Funds' Proxy Statement and form of proxy for that meeting is also contained in the Funds' Proxy Statement. This information is contained in the Funds' public filings and each Fund's Shareholders should refer to the Funds' Proxy Statement and their other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple Shareholders in your household. A separate copy of the document will be delivered to you promptly if you contact the firm assisting us in the solicitation of proxies, [—], toll free at [—] or write to [—] at [—].

The information concerning the Funds contained in this proxy statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Funds contained in this proxy statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Funds, were not involved in the preparation of such information and statements, and are not in a position to verify such information and statements. All information relating to any person other than the Nominee, Brigade or Mr. Morgan is given only to the knowledge of Brigade.

This proxy statement is dated [—], 2012. You should not assume that the information contained in this proxy statement is accurate as of any date other than such date, and the mailing of this proxy statement to Preferred Shareholders shall not create any implication to the contrary.

You are advised to read this proxy statement and other relevant documents when they become available because they will contain important information. You may obtain a free copy of this proxy statement and other relevant documents that we file with the SEC at the SEC's web site at www.sec.gov or by contacting us at the address and phone number indicated above.

[●], 2012

Annex A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

Brigade, Mr. Morgan and the Nominee comprise the "participants" in the solicitation of proxies from Preferred Shareholders to vote in favor of the election of the Nominee to serve as Preferred Shares trustee on the Board of each Fund. Information regarding the participants in the solicitation is set forth below. The terms "associate," "affiliate" and "participant" used in connection with the statements in this Annex A have the meaning ascribed to such terms in the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Except as described herein, none of Brigade, Mr. Morgan or the Nominee beneficially own any securities of the Funds or any parent or subsidiary of the Funds or have any personal ownership interest, direct or indirect, in any securities of the Funds or any parent or subsidiary of the Funds. Set forth in this Annex A are transactions in the Funds' securities effected by the participants within the past two years. Brigade used its own assets to purchase the Preferred Shares owned by it. As of the date hereof, no part of the purchase price or market value of any of the Preferred Shares held by Brigade is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Preferred Shares other than any borrowed funds used for working capital purposes in the ordinary course of business.

During the past ten years, none of Brigade, Mr. Morgan or the Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

During the most recent fiscal year or prior fiscal years, Brigade has unintentionally failed to file on a timely basis, with respect to both Funds, its initial Schedule 13D report and Form 3 required by section 16(a) of the Exchange Act. This Annex A sets forth, among other transactions, the transactions failed to be reported on a timely basis. The failure to make such filings in a timely manner resulted from a good faith belief that such filings were not required.

Except as described herein or in the proxy statement, none of Brigade, Mr. Morgan or the Nominee is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Funds, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies.

The Nominee has not been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K and that would be material to an evaluation of the ability or integrity of the Nominee to become a trustee of the Funds.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS

The name, principal business address and principal business, occupation or employment, as applicable, of Brigade and Mr. Morgan is set forth below.

Brigade LCSF.  Brigade Leveraged Capital Structures Fund Ltd. is a pooled investment vehicle that operates as a private investment fund. The business address and principal executive offices of Brigade LCSF are located at c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The principal business of Brigade LCSF is to purchase, sell, trade and invest in securities.

Brigade CM. Brigade Capital Management, LLC is the investment manager of Brigade LCSF.  The business address and principal executive offices of Brigade CM are located at 399 Park Avenue, Suite 1600, New York, NY 10022. The principal business of Brigade CM is to purchase, sell, trade and invest in securities.

Donald E. Morgan, III. Mr. Morgan is a Managing Member of Brigade CM and a Director of Brigade LCSF and his business address is 399 Park Avenue, Suite 1600, New York, NY 10022. The principal business of Mr. Morgan is to purchase, sell, trade and invest in securities.

TRANSACTIONS IN THE SECURITIES OF THE FUNDS

Other than as set forth herein, none of Brigade, Mr. Morgan or the Nominee is the record or beneficial owner of any securities of the Funds, or any parent or subsidiary of the Funds.

Other than as set forth herein, none of Brigade, Mr. Morgan or the Nominee has effected any transactions in any securities of the Funds in the last two years.

As of May 31, 2012, Brigade LCSF is the beneficial owner of 1,037 of the Preferred Shares of PFL and the beneficial owner of 1,619 of the Preferred Shares of PFN, representing approximately 32.8% and 25.1% of the outstanding preferred shares, respectively (based on information disclosed in the Funds' Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 31, 2012). Brigade CM is the beneficial owner of 1,037 of the Preferred Shares of PFL and 1,669 of the Preferred Shares of PFN (45 of which are beneficially owned by a managed account of Brigade CM and 5 of which are beneficially owned by a private investment fund managed by Brigade CM), representing approximately 32.8% and 25.9% of the outstanding preferred shares, respectively (based on information disclosed in the Funds' Proxy Statement regarding the number of issued and outstanding Preferred Shares on May 31, 2012). Neither Brigade LCSF nor Brigade CM is a direct record owner of any Preferred Shares of PFL or PFN.

Direct and Beneficial Ownership of Preferred Shares of PFL and PFN

Name	Direct record ownership of Preferred Shares of PFL	Beneficial ownership of Preferred Shares of PFL	Direct record ownership of Preferred Shares of PFN	Beneficial ownership of Preferred Shares of PFN
Brigade LCSF	0	1,037	0	1,619
Brigade CM	0	1,037	0	1,669
Donald E. Morgan, III	0	1,037	0	1,669

None of the participants is a record or beneficial owner of any common shares of either of the Funds.

PIMCO Income Strategy Fund I – Preferred Shares Transactions

Name	Trade Date	Buy/Sell	Trade Quantity	Price	Trade Currency	Gross Money
Brigade LCSF	5/25/2010	BUY	5	21,000.00	USD	105,000
Brigade LCSF	5/25/2010	BUY	45	21,000.00	USD	945,000
Brigade LCSF	5/25/2010	BUY	12	21,000.00	USD	252,000
Brigade LCSF	10/19/2010	BUY	268	22,094.75	USD	5,921,125
Brigade LCSF	10/19/2010	BUY	278	22,094.75	USD	6,142,062.5
Brigade LCSF	10/19/2010	BUY	429	22,094.75	USD	9,478,218.75

PIMCO Income Strategy Fund II – Preferred Shares Transactions

Name	Trade Date	Buy/Sell	Trade Quantity	Price	Trade Currency	Gross Money
Brigade LCSF	12/2/2009	BUY	2	20,000.00	USD	40,000
Brigade LCSF	5/19/2010	BUY	34	21,375.00	USD	726,750
Brigade LCSF	5/19/2010	BUY	418	21,375.00	USD	8,934,750
Brigade LCSF	5/19/2010	BUY	85	21,375.00	USD	1,816,875
Brigade LCSF	5/25/2010	BUY	4	21,000.00	USD	84,000
Brigade LCSF	5/25/2010	BUY	4	21,000.00	USD	84,000
Brigade LCSF	5/25/2010	BUY	12	21,000.00	USD	252,000
Brigade LCSF	5/25/2010	BUY	7	21,000.00	USD	147,000
Brigade LCSF	10/19/2010	BUY	11	22,093.75	USD	243,031.25
Brigade LCSF	10/19/2010	BUY	6	22,093.75	USD	132,562.5
Brigade LCSF	10/19/2010	BUY	251	22,093.75	USD	5,545,531.25
Brigade LCSF	10/19/2010	BUY	500	22,093.75	USD	11,046,875
Brigade LCSF	10/21/2010	BUY	85	22,000.00	USD	1,870,000
Brigade LCSF	10/21/2010	BUY	200	22,000.00	USD	4,400,000

PIMCO Income Strategy Fund II – Common Shares Transactions

Neal P. Goldman	03/03/2011	SELL	1,469	10.63	USD	15,615.47
Neal P. Goldman	03/03/2011	SELL	299	10.63	USD	3,178.37
Neal P. Goldman*	03/03/2011	SELL	1,400	10.63	USD	14,882

* This transaction was executed by Mr. Goldman's spouse through her individual account.

[PRELIMINARY COPY – SUBJECT TO COMPLETION DATED JUNE 1, 2012]

FORM OF PROXY
PREFERRED SHARES

PROXY SOLICITED BY BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD. AND BRIGADE CAPITAL MANAGEMENT, LLC AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF
 PIMCO INCOME STRATEGY FUND

Proxy in connection with the annual meeting of shareholders of PIMCO Income Strategy Fund to be held on July 31, 2012

The undersigned holder of preferred shares of PIMCO Income Strategy Fund, a Massachusetts business trust (the "Fund"), hereby appoints [●] and [●], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund (the "Annual Meeting") to be held at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2012 at 10:30 A.M., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF NEAL P. GOLDMAN AND TO GRANT AUTHORITY TO VOTE FOR THE FUND'S NOMINEES OTHER THAN JAMES A. JACOBSON AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

To vote your proxy:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided to 399 Park Avenue, Suite 1600, New York, NY 10022.

PIMCO INCOME STRATEGY FUND
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Voting Items
1. Election of Trustees — Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, "Brigade") urge you to vote FOR all of the trustee nominees set forth below:
(01) Neal P. Goldman (Class II)	For ☐	Withhold ☐
The persons who have been nominated by the Fund to serve as trustees other than James A. Jacobson.	For all ☐	Withhold for all ☐	*Exceptions ☐
Brigade is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for James A. Jacobson. There is no assurance that any of the Fund's nominees will serve as trustees if any or all of the Nominees are elected to the Fund's Board of Trustees. You should refer to the proxy statement and form of proxy distributed by the Fund for the names, background, qualifications and other information concerning the Fund's nominees.

(INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE FUND TO SERVE AS TRUSTEES OTHER THAN JAMES A. JACOBSON BY WRITING THE NAMES OF SUCH FUND NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)

*Exceptions: _________________________

2.  To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items 1. Change of Address — Please print new address below.
2. Comments — Please print your comments below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

__/__/__

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

[PRELIMINARY COPY – SUBJECT TO COMPLETION DATED JUNE 1, 2012]

FORM OF PROXY
PREFERRED SHARES

PROXY SOLICITED BY BRIGADE LEVERAGED CAPITAL STRUCTURES FUND LTD. AND BRIGADE CAPITAL MANAGEMENT, LLC AND NOT ON BEHALF OF THE BOARD OF TRUSTEES OF
 PIMCO INCOME STRATEGY FUND II

Proxy in connection with the annual meeting of shareholders of PIMCO Income Strategy Fund II to be held on July 31, 2012

The undersigned holder of preferred shares of PIMCO Income Strategy Fund II, a Massachusetts business trust (the "Fund"), hereby appoints [●] and [●], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Fund (the "Annual Meeting") to be held at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on July 31, 2012 at 10:30 A.M., Eastern Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE WITH REGARD TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF NEAL P. GOLDMAN AND TO GRANT AUTHORITY TO VOTE FOR THE FUND'S NOMINEES OTHER THAN ALAN RAPPAPORT AS TRUSTEES.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

To vote your proxy:

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided to 399 Park Avenue, Suite 1600, New York, NY 10022.

PIMCO INCOME STRATEGY FUND II
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒
ANNUAL MEETING PROXY CARD
A. Voting Items
1. Election of Trustees — Brigade Leveraged Capital Structures Fund Ltd. and Brigade Capital Management, LLC (together, "Brigade") urge you to vote FOR all of the trustee nominees set forth below:
(01) Neal P. Goldman (Class I)	For ☐	Withhold ☐
The persons who have been nominated by the Fund to serve as trustees other than Alan Rappaport.	For all ☐	Withhold for all ☐	*Exceptions ☐

Brigade is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for Alan Rappaport. There is no assurance that any of the Fund's nominees will serve as trustees if any or all of the Nominees are elected to the Fund's Board of Trustees. You should refer to the proxy statement and form of proxy distributed by the Fund for the names, background, qualifications and other information concerning the Fund's nominees.

(INSTRUCTION: YOU MAY WITHHOLD AUTHORITY TO VOTE FOR THE PERSONS WHO HAVE BEEN NOMINATED BY THE FUND TO SERVE AS TRUSTEES OTHER THAN ALAN RAPPAPORT BY WRITING THE NAMES OF SUCH FUND NOMINEES BELOW. YOUR SHARES WILL THEN BE VOTED FOR THE REMAINING NOMINEE(S).)

*Exceptions: _________________________

2.  To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).

B. Non-Voting Items 1. Change of Address — Please print new address below.
2. Comments — Please print your comments below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.

__/__/__

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

SK 25586 0001 1236693b